POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the USCA ALL TERRAIN FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), intends to file a Registration Statement on Form N-2 and will periodically file amendments to its Registration Statement with the SEC under the provisions of the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MICHAEL V. WIBLE, JOANN M. STRASSER and DONALD S. MENDELSOHN, as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file the Trust’s Registration Statement on Form N-2, and any Amendment or Amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by its President this 8th day of April, 2015.

USCA ALL TERRAIN FUND
By:	/s/ Phil Pilibosian
Phil Pilibosian, President

Attest:
By:	/s/ Bryan Prihoda
Bryan Prihoda, Secretary

State of Texas
County of Harris

This record was acknowledged before me on April 8, 2015, by Phil Pilibosian, President of USCA All Terrain Fund, who proved to me on the basis of satisfactory evidence to be the person who appeared before me.

Notary Seal
Signature of notary public	/s/ Rosa M. Flores	ROSA MARIA FLORES
Name of Notary	Rosa M. Flores	Notary Public, State of Texas
My Commission Expires:	11/25/16	My Commission Expires
November 25, 2016

CERTIFICATE

The undersigned, Secretary of USCA ALL TERRAIN FUND, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held April 8, 2015, and is in full force and effect:

WHEREAS, USCA ALL TERRAIN FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), intends to file a Registration Statement on Form N-2 and will periodically file amendments to its Registration Statement with the SEC under the provisions of the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MICHAEL V. WIBLE, JOANN M. STRASSER and DONALD S. MENDELSOHN, as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file the Trust’s Registration Statement on Form N-2, and any Amendment or Amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated:	April 8, 2015

/s/ Bryan Prihoda
Bryan Prihoda, Secretary, USCA ALL TERRAIN FUND

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the USCA ALL TERRAIN FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), intends to file a Registration Statement on Form N-2 and will periodically file amendments to its Registration Statement with the SEC under the provisions of the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MICHAEL V. WIBLE, JOANN M. STRASSER and DONALD S. MENDELSOHN, as attorneys for him and in his name, place and stead, and in his capacity as a Trustee and President, to execute and file the Trust’s Registration Statement on Form N-2, and any Amendment or Amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of April, 2015.

/s/ Robert Harvey
Robert Harvey, Trustee

State of Texas
County of Harris

This record was acknowledged before me on April 8, 2015, by Robert Harvey, who proved to me on the basis of satisfactory evidence to be the person who appeared before me.

Notary Seal
Signature of notary public	/s/ Rosa M. Flores	ROSA MARIA FLORES
Name of Notary	Rosa M. Flores	Notary Public, State of Texas
My Commission Expires:	11/25/16	My Commission Expires
November 25, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the USCA ALL TERRAIN FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), intends to file a Registration Statement on Form N-2 and will periodically file amendments to its Registration Statement with the SEC under the provisions of the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MICHAEL V. WIBLE, JOANN M. STRASSER and DONALD S. MENDELSOHN as attorneys for him and in his name, place and stead, and in his capacity as a Trustee, to execute and file the Trust’s Registration Statement on Form N-2, and any Amendment or Amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of April, 2015.

/s/ Anthony Eppert
Anthony Eppert, Trustee

State of Texas
County of Harris

This record was acknowledged before me on April 8, 2015, by Anthony Eppert, who proved to me on the basis of satisfactory evidence to be the person who appeared before me.

Notary Seal
Signature of notary public	/s/ Rosa M. Flores	ROSA MARIA FLORES
Name of Notary	Rosa M. Flores	Notary Public, State of Texas
My Commission Expires:	11/25/16	My Commission Expires
November 25, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the USCA ALL TERRAIN FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), intends to file a Registration Statement on Form N-2 and will periodically file amendments to its Registration Statement with the SEC under the provisions of the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MICHAEL V. WIBLE, JOANN M. STRASSER and DONALD S. MENDELSOHN as attorneys for him and in his name, place and stead, and in his capacity as a Trustee, to execute and file the Trust’s Registration Statement on Form N-2, and any Amendment or Amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of April, 2015.

/s/ John Ferguson
John Ferguson, Trustee

State of Texas
County of Harris

This record was acknowledged before me on April 8, 2015, by John Ferguson, who proved to me on the basis of satisfactory evidence to be the person(s) who appeared before me.

Notary Seal
Signature of notary public	/s/ Rosa M. Flores	ROSA MARIA FLORES
Name of Notary	Rosa M. Flores	Notary Public, State of Texas
My Commission Expires:	11/25/16	My Commission Expires
November 25, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the USCA ALL TERRAIN FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), intends to file a Registration Statement on Form N-2 and will periodically file amendments to its Registration Statement with the SEC under the provisions of the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the President and a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MICHAEL V. WIBLE, JOANN M. STRASSER and DONALD S. MENDELSOHN as attorneys for him and in his name, place and stead, and in his capacity as a Trustee and President, to execute and file the Trust’s Registration Statement on Form N-2, and any Amendment or Amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of April, 2015.

/s/ Phil Pilibosian
Phil Pilibosian, President and Trustee

State of Texas
County of Harris

This record was acknowledged before me on April 8, 2015, by Phil Pilibosian, who proved to me on the basis of satisfactory evidence to be the person(s) who appeared before me.

Notary Seal
Signature of notary public	/s/ Rosa M. Flores	ROSA MARIA FLORES
Name of Notary	Rosa M. Flores	Notary Public, State of Texas
My Commission Expires:	11/25/16	My Commission Expires
November 25, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the USCA ALL TERRAIN FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), intends to file a Registration Statement on Form N-2 and will periodically file amendments to its Registration Statement with the SEC under the provisions of the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the Treasurer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MICHAEL V. WIBLE, JOANN M. STRASSER and DONALD S. MENDELSOHN as attorneys for her and in her name, place and stead, and in her capacity as Treasurer, to execute and file the Trust’s Registration Statement on Form N-2, and any Amendment or Amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 8th day of April, 2015.

/s/ Ivana Shumberg
Ivana Shumberg, Treasurer

State of Texas
County of Harris

This record was acknowledged before me on April 8, 2015, by Ivana Shumberg, who proved to me on the basis of satisfactory evidence to be the person(s) who appeared before me.

Notary Seal
Signature of notary public	/s/ Rosa M. Flores	ROSA MARIA FLORES
Name of Notary	Rosa M. Flores	Notary Public, State of Texas
My Commission Expires:	11/25/16	My Commission Expires
November 25, 2016